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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                               ------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 15, 1999




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                     0-25762              54-1719855
-------------------------------      -------------       -------------------
(State or other jurisdiction of      (Commission          (IRS Employer
        incorporation)                File Number)       Identification No.)



11013 West Broad Street Road, Glen Allen, Virginia                23060
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   (Address of principal executive offices)                     (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable




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                     16.    Series 1998-5 Certificateholder's Statement for the
                            month of December 1998.

                     17.    Trust Excess Spread Analysis




                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                              CAPITAL ONE MASTER TRUST

                              By:    CAPITAL ONE BANK
                                     Servicer


                              By:    /s/ David M. Willey
                                     ---------------------------------------
                                     David M. Willey
                                     Senior Vice President and Treasurer

Date:  January 15, 1999


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